UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 8, 2023
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BOWLERO CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-40142	98-1632024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
7313 Bell Creek Road Mechanicsville, Virginia 23111
(Address of principal executive offices and zip code)
(804) 417-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	BOWL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On February 8, 2023, Bowlero Corp. (the “Company”) entered into an Eighth Amendment (the “Eighth Amendment”) to the First Lien Credit Agreement, dated as of July 3, 2017, by and among the Company, Kingpin Intermediate Holdings LLC, a direct subsidiary of the Company, as borrower, the other guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by the Eighth Amendment, the “Amended Credit Agreement”)). Capitalized terms not defined herein are as defined in the Amended Credit Agreement.
The Eighth Amendment provides for (i) a new $900 million tranche of term loans maturing in 2028 (the “Replacement Term Loans”), (ii) a $35 million increase of the total revolving commitments under the Existing Credit Agreement to an aggregate amount of $200 million, and (iii) changes to negative covenants to provide enhanced operational flexibility and, in certain cases, to adjust basket sizes to reflect growth in the Company's business. The amortization rate for the Replacement Term Loans is 1.00% per annum, and the first installment shall be payable on or about September 29, 2023. The Replacement Term Loans have an interest rate equal to (x) the Adjusted Term SOFR Rate plus 3.50% per annum for Replacement Term Loans that are Adjusted Term SOFR Loans and (y) the Alternate Base Rate plus 2.50% per annum for Replacement Term Loans that are ABR Loans. Proceeds of the Replacement Term Loans were used to refinance all outstanding term loans under the Existing Credit Agreement, to repay all outstanding revolving loans under the Existing Credit Agreement, and for general corporate purposes.
The description above is a summary and is qualified in its entirety by the full text of the Eighth Amendment and the Amended Credit Agreement, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.
A copy of the press release announcing the Eighth Amendment and the Amended Credit Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statement and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Eight Amendment, dated February 8, 2023, to the First Lien Credit Agreement, dated as of July 3, 2017, by and among Bowlero Corp., Kingpin Intermediate Holdings LLC, as borrower, the other guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders from time to time party thereto.

99.1	Press Release, dated February 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWLERO CORP.

Date: February 8, 2023	By:	/s/ Brett I. Parker
	Name:	Brett I. Parker
	Title:	President and Chief Financial Officer